                                                                    Exhibit 99.1

Company contact:
FLIR Systems, Inc.
James A. Fitzhenry
(503) 684-3731
www.FLIR.com


             FLIR Systems Announces 1999 Audited Financial Results

     PORTLAND, Ore. -- April 17, 2000 -- FLIR Systems, Inc. (Nasdaq: FLIR) today announced audited financial results for 1999 and restated results for its annual and fourth quarter consolidated financial statements for 1998 and its quarterly consolidated financial statements for the first three quarters of 1999. The financial statements attached hereto and the financial statements and notes set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 reflect all such restatements.

     For the twelve months ended December 31, 1999, revenue was $186.4 million. This compares to restated revenue of $196.9 million for 1998. The net loss for 1999 was $54.6 million, or $3.83 per share, which included charges associated with the merger with Inframetrics, Inc. of $34.6 million, or $2.43 per share. For 1998, restated net earnings were $9.8 million, or $0.73 per diluted share. The Company had previously reported net earnings of $16.8 million, or $1.24 per diluted share, for 1998.

     Sales to commercial customers totaled $120.6 million for 1999 compared to a restated $138.0 million for 1998. Sales to government customers were $65.9 million for 1999 versus a restated $58.9 million for 1998.

     For the three months ended December 31, 1999, revenue was $48.2 million, including sales to commercial customers of $29.7 million and sales to government customers of $18.5 million. The net loss was $34.8 million, or $2.43 per share. For the fourth quarter of 1998, restated revenue was $51.4 million, including sales to commercial customers of $38.7 million and sales to government customers of $12.6 million. Restated net earnings were $860,000, or $0.06 per diluted share.

     For the three months ended September 30, 1999, restated revenue was $53.1 million and restated net earnings were $6.2 million, or $0.43 per diluted share. This compares to revenue for the third quarter of 1998 of $56.0 million and net earnings of $5.7 million, or $0.40 per diluted share.

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FLIR Systems Announces 1999 Audited Financial Results
Page Two


     For the three months ended June 30, 1999, restated revenue was $46.3 million and restated net earnings were $930,000, or $0.06 per diluted share. This compares to revenue for the second quarter of 1998 of $49.4 million and net earnings of $3.4 million, or $0.27 per diluted share.

     For the three months ended March 31, 1999, restated revenue was $38.8 million and the restated net loss was $26.9 million, or $1.90 per diluted share. This compares to revenue for the first quarter of 1998 of $40.1 million and a net loss of $195,000, or $0.02 per diluted share.

Business Outlook

     The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially.

     The company expects that gross margin should improve to be in line with the historical range of 54-56% as it achieves higher production and deliveries in the future. Gross margin can vary materially from quarter to quarter depending upon a variety of factors including the mix of products sold, the mix between international and domestic sales, the rate of production and the ability to maintain sales prices in a competitive environment.

     R&D expense, in absolute dollars, should decline modestly in 2000. R&D expense, as a percentage of revenue, is also expected to decline for the year. Because of the Company's seasonal pattern of sales, R&D expense as a percentage of sales is typically higher in the first quarter and declines during the year. R&D expense can vary materially from expectations for a variety of reasons including the receipt of funded development contracts, the costs of recruiting and retaining engineers and the requirement to use outside contractors to supplement internal resources.

     Selling and other operating expenses, in absolute dollars, should modestly decline in 2000. Selling and other operating expenses, as a percentage of revenue, should also decline for the year. Due to the Company's seasonal pattern of sales, selling and other operating expenses as a percentage of sales are typically higher in the first quarter and decline during the year. Selling and other operating expenses can vary materially from expectations for a variety of reasons including increased commissions as a result of sales by independent representatives, the ability to collect on receivables, capital expenditures and the cost of recruiting and retaining employees.

                                     (more)
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FLIR Systems Announces 1999 Audited Financial Results
Page Three


Forward-Looking Statements

The statements above contained in this outlook are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, which are based on current expectations, estimates and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and the following: changes in demand for the Company's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, constraints on supplies of critical components, excess or shortage of production capacity, actual purchases under agreements, the amount and availability of government procurement funds, difficulties encountered in the integration of acquired businesses and other risks discussed from time to time in the Company's Securities and Exchange Commission fillings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

About FLIR Systems

     FLIR Systems, Inc. is a world leader in the design, manufacture and marketing of thermal imaging and broadcast camera systems for a wide variety of commercial and government applications including condition monitoring, research and development, manufacturing process control, airborne observation and broadcast, search and rescue, drug interdiction, surveillance and reconnaissance, navigation safety, border and maritime patrol, environmental monitoring and ground-based security. Visit the Company's Web site at www.FLIR.com.


                               (tables attached)
                                                                           #2289

                              FLIR SYSTEMS, INC.
                     CONSOLIDATED STATEMENT OF OPERATIONS
                   (in thousands, except per share amounts)

                                                   Year Ended December 31,
                                           ---------------------------------------
                                              1999          1998           1997
                                           ---------     ----------     ----------
                                                         (Restated)     (Restated)
Revenue:
  Commercial.............................. $120,555       $137,977       $ 86,656
  Government..............................   65,893         58,888         58,278
                                           --------       --------       --------
     Total revenue........................  186,448        196,865        144,934

Cost of goods sold........................  123,666         92,260         86,835
Research and development..................   29,006         26,958         17,607
Selling and other operating costs.........   71,046         61,541         41,225
Combination costs.........................    9,301             --         36,450
                                           --------       --------       --------
                                            233,019        180,759        182,117

     Earnings (loss) from operations......  (46,571)        16,106        (37,183)

Interest income...........................      480            728            540
Interest expense and other................   (6,251)        (5,199)        (4,093)
                                           --------       --------       --------
     Earnings (loss) before income taxes..  (52,342)        11,635        (40,736)

Income tax provision (benefit)............    2,295          1,806        (11,548)
                                           --------       --------       --------
Net earnings (loss)....................... $(54,637)      $  9,829       $(29,188)
                                           ========       ========       ========
Net earnings (loss) per share:
     Basic................................ $  (3.83)      $   0.76       $  (3.69)
                                           ========       ========       ========
     Diluted.............................. $  (3.83)      $   0.73       $  (3.69)

Weighted average shares outstanding:
     Basic................................   14,252         12,983          7,920
     Diluted..............................   14,252         13,510          7,920
                                           --------       --------       --------

                              FLIR SYSTEMS, INC.
                          CONSOLIDATED BALANCE SHEET
                     (in thousands, except for share data)

                                                                                                             December 31,
                                               ASSETS                                                   1999              1998
                                                                                                    ------------      ------------
                                                                                                                       (Restated)
Current assets:
  Cash and cash equivalents....................................................................      $   4,255         $   4,793
  Accounts receivable, net.....................................................................         57,777            84,442
  Inventories..................................................................................         63,299            71,416
  Prepaid expenses.............................................................................          6,040             6,061
  Deferred income taxes........................................................................          7,216             6,776
                                                                                                     ---------         ---------
    Total current assets.......................................................................        138,587           173,488
Property and equipment, net....................................................................         20,213            26,775
Deferred income taxes..........................................................................         16,499            15,927
Intangible assets, net.........................................................................         14,791            15,936
Other assets...................................................................................          4,970             4,385
                                                                                                     ---------         ---------
                                                                                                     $ 195,060         $ 236,511
                                                                                                     =========         =========

                                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Notes payable................................................................................      $  81,247         $  39,958
  Accounts payable.............................................................................         22,128            24,031
  Accrued payroll and other liabilities........................................................         19,816            26,580
  Accrued income taxes.........................................................................          3,207             3,893
  Current portion of long-term debt............................................................          1,084             2,680
                                                                                                     ---------         ---------
    Total current liabilities..................................................................        127,482            97,142
Long-term debt.................................................................................          1,497            19,296
Pension liability..............................................................................          3,879             3,960

Commitments and contingencies..................................................................             --                --

Shareholders' equity:
  Common stock, $0.01 par value, 30,000,000 shares
   authorized, 14,388,600 and 14,133,403 shares issued
   at December 31, 1999 and 1998, respectively.................................................            144               141
  Additional paid-in capital...................................................................        143,318           142,169
  Accumulated deficit..........................................................................        (78,761)          (24,124)
  Accumulated other comprehensive income.......................................................         (2,499)           (2,073)
                                                                                                     ---------         ---------
    Total shareholders' equity.................................................................         62,202           116,113
                                                                                                     ---------         ---------
                                                                                                     $ 195,060         $ 236,511
                                                                                                     =========         =========

                              FLIR Systems, Inc.

                     QUARTERLY FINANCIAL DATA (UNAUDITED)

                                             Q1                       Q2                          Q3
                                      As           As          As            As             As           As
                                   Reported     Restated    Reported      Restated       Reported     Restated         Q4
1999
----
Revenue:
  Commercial......................  $ 27,636     $ 27,986     $28,652      $ 27,245       $36,191      $35,624       $ 29,700
  Government......................     6,802       10,835      13,550        19,071        18,515       17,515         18,472
                                    --------     --------     -------      --------       -------      -------       --------
     Total revenue................    34,438       38,821      42,202        46,316        54,706       53,139         48,172
Gross profit......................     1,084           (6)     25,500        24,745        33,735       29,769          8,274
Net earnings (loss)...............   (19,083)     (26,902)      2,845           930         8,544        6,179        (34,844)
Net earnings (loss)  per share:
   Basic..........................  $  (1.35)    $  (1.90)    $  0.20      $   0.07       $  0.60      $  0.43       $  (2.43)
   Diluted........................  $  (1.35)    $  (1.90)    $  0.20      $   0.06       $  0.59      $  0.43       $  (2.43)

                                                                                        Q4
                                          Q1           Q2            Q3      As Reported   As Restated
1998
----
Revenue:
  Commercial.......................    $28,043       $33,604       $37,627     $39,123      $38,703
  Government.......................     12,061        15,793        18,386      23,985       12,648
                                       -------       -------       -------     -------      -------
     Total revenue.................     40,104        49,397        56,013      63,108       51,351
Gross profit.......................     20,502        27,198        29,308      36,285       27,597
Net earnings (loss)................       (195)        3,433         5,731       7,807          860
Net earnings (loss) per share:
   Basic...........................    $ (0.02)      $  0.29       $  0.41     $  0.55      $  0.06
   Diluted.........................    $ (0.02)      $  0.27       $  0.40     $  0.53      $  0.06

Note: The sum of the quarterly earnings (loss) per share does not equal the annual earnings (loss) per share as a result of the computation of quarterly versus annual average shares outstanding.